EXHIBIT 4

PCT WRITTEN OPINION OF THE INTERNATIONAL SEARCHING AUTHORITY

This exhibit consists of the attached PDF document identified below.

Description: Written Opinion for International Application No. PCT/US2025/049220

Document title: Written Opinion of the International Searching Authority

Associated PDF attachment: Exhibit4_PCTWrittenOpinion.pdf

The complete document is provided in the accompanying PDF attachment submitted with this exhibit. This HTML file is submitted as the official EDGAR document for association with the PDF attachment.